Exhibit 32

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of First Deltavision, Inc. (the "Registrant") on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, we, David C. Merrell, President, and Todd D. Ross, Secretary/Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: 9/26/03                       Signature:/s/David C. Merrell
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                                     David C. Merrell
                                     President

Dated: 9/26/03                       Signature:/s/Todd D. Ross
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                                     Todd D. Ross
                                     Secretary/Treasurer